UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 17, 2003
(Date of earliest event reported)

TEXTRON INC.
(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

   40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices, including zip code)

(401) 421-2800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

            The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

            Attached and incorporated herein by reference as Exhibit 99 is Textron's press release dated July 17, 2003.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)
By:	s/Michael D. Cahn
Name:	Michael D. Cahn
Title:	Senior Associate General Counsel-Securities
and Assistant Secretary

Dated: July 17, 2003

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99	Press release dated July 17, 2003.